Exhibit 10.1

Loan Number: 1011175-0

SEVENTH AMENDMENT

TO SEVEN-YEAR TERM LOAN AGREEMENT

THIS SEVENTH AMENDMENT TO SEVEN-YEAR TERM LOAN AGREEMENT (this “Amendment”) dated as of July 27, 2020, by and among PREIT ASSOCIATES, L.P., a Delaware limited partnership (“PREIT”), PREIT-RUBIN, INC., a Pennsylvania corporation (“PREIT-RUBIN”), PENNSYLVANIA REAL ESTATE INVESTMENT TRUST, a Pennsylvania business trust (the “Parent”; together with PREIT and PREIT-RUBIN each individually, a “Borrower” and collectively, the “Borrower”), each of the Lenders (as defined below) and WELLS FARGO BANK, NATIONAL ASSOCIATION (the “Administrative Agent”).

WHEREAS, the Borrower, each of the financial institutions initially a signatory thereto together with their assignees pursuant to Section 11.6.(b) (the “Lenders”), and the Administrative Agent have entered into that certain Seven-Year Term Loan Agreement dated January 8, 2014, as amended by the First Amendment to Seven-Year Term Loan Agreement dated November 7, 2014, as further amended by the letter amendment dated November 12, 2014, as further amended by the Third Amendment to Seven-Year Term Loan Agreement, dated June 26, 2015, as further amended by the Fourth Amendment to Seven-Year Term Loan Agreement dated June 30, 2016, as further amended by the Fifth Amendment to Seven-Year Term Loan Agreement dated June 5, 2018, as further amended by the Sixth Amendment to Seven-Year Term Loan Agreement dated March 30, 2020 (as so amended, the “Existing Term Loan Agreement”); and

WHEREAS, the Borrower, the Lenders and the Administrative Agent desire to amend certain provisions of the Existing Term Loan Agreement on the terms and conditions contained herein (the Existing Term Loan Agreement, as amended pursuant to this Amendment and as hereafter further amended, restated, supplemented or otherwise modified from time to time, the “Term Loan Agreement”); and

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto hereby agree as follows:

Section 1 Suspension of Certain Financial Covenants in Existing Term Loan Agreement.

(a) Upon the effectiveness of this Amendment, for the period beginning on and including June 30, 2020 to but excluding August 31, 2020 (such period, as the same may be extended pursuant to clause (b) below, the “Suspension Period”) the parties hereto agree that notwithstanding anything to the contrary in the Existing Term Loan Agreement, the covenants set forth in Section 8.1(b), Section 8.1(c), and Section 8.1(d) (collectively, the “Suspended Covenants”) shall be of no force and effect and the Loan Parties shall not be required to comply with such covenants, provided, however, that on the first day following the expiration of the Suspension Period, and continuing thereafter, such Suspended Covenants shall be immediately and automatically reinstated.

(b) If, prior to August 31, 2020, (i) the 2020 Term Loan has been fully executed and the 2020 Term Loan Credit Agreement has become effective pursuant to its terms, and (ii) Borrowers and the Lenders have agreed to a non-binding term sheet in form and substance acceptable to the Borrowers and Lenders for an amendment to the Term Loan Agreement, the Suspension Period shall be extended to September 30, 2020, so long as during such extension period such non-binding term sheet remains in effect and the Borrowers are continuously working in good faith to close the modifications contemplated thereby.

(c) From and after the expiration of the Suspension Period, and until such time as a Compliance Certificate is delivered with respect to the fiscal quarter ending September 30, 2020, any Suspended Covenant which is calculated based on the most recently ended fiscal quarter (or any period of fiscal quarters most recently ended) shall be determined based on the fiscal quarter (or period of fiscal quarters) ending June 30, 2020.

(d) During the Suspension Period, the parties agree that (i) the minimum liquidity requirement in Section 8.15 shall be reduced from Twenty-Five Million Dollars ($25,000,000) to Eight Million Five Hundred Thousand Dollars ($8,500,000), and (ii) following the closing of the 2020 Term Loan, the Borrowers may include the undrawn availability under the 2020 Term Loan (to the extent available to be drawn at the date of determination in accordance with the 2020 Term Loan Credit Agreement) as cash liquidity for the purposes of calculating compliance with Section 8.15 of the Existing Term Loan Agreement.

Upon the effectiveness of this Amendment, the parties hereto agree that the Existing Term Loan Agreement is amended as necessary to give effect to this Section 1.

Section 2 Suspension of LIBOR Rate Loans and Other Activities. Upon the effectiveness of this Amendment, during the Suspension Period, the parties hereto agree that notwithstanding anything to the contrary in the Existing Term Loan Agreement:

(a) During the Suspension Period, the Borrower hereby agrees that (i) the Applicable Margin shall be determined based on Level 5, and (ii) that the Applicable Margin for LIBOR Loans for Level 5 shall be equal to the sum of (x) 2.25% plus (y) so long as such percentage is positive, the percentage which would, as the first day of the Interest Period applicable thereto, cause LIBOR for the Interest Period therefor plus the Applicable Margin to equal the Base Rate plus the Applicable Margin for Base Rate Loans. For clarity, during the Suspension Period, the Applicable Margin for LIBOR Loans for Level 5 shall be increased such that the all-in interest rate accruing on LIBOR Loans is equal to the all-in interest rate on Base Rate Loans (determined as of the first day of the Interest Period applicable to such LIBOR Loans).

(b) During the Suspension Period, the Loan Parties shall not take any action (and shall not omit from taking any action) where such action or omission is otherwise prohibited to be taken or omitted during the existence of a Default or Event of Default. Specifically, but without limitation of any other restrictions in the Existing Term Loan

Agreement, (i) pursuant to Section 8.2 of the Existing Term Loan Agreement, none of the Parent, PREIT, Borrower or any Subsidiary shall make any Restricted Payment to any Person whatsoever except as expressly permitted by Section 8.2 (A) for the Parent to maintain its status as a REIT, and (B) to the Borrowers and other Subsidiaries, (ii) pursuant to Section 8.3(a) of the Existing Term Loan Agreement, none of the Borrower, any other Loan Party or any Subsidiary shall create, assume or incur any Lien (other than Permitted Liens) upon any of its assets, income or profits of any character, and (iii) pursuant to Section 8.5 of the Existing Term Loan Agreement regarding mergers, acquisitions and sales of assets, engage in any transaction enumerated in items (i) through (iv) of such section unless expressly permitted thereunder;

(c) During the Suspension Period, the Borrower, the Parent and the other Loan Parties shall no longer have the right to consent or approve of any matter which requires that no Default or Event of Default then exist; and

(d) During the Suspension Period, PREIT-RUBIN shall not have the right to request that it be released as a “Borrower”.

Section 3 [Intentionally Omitted]

Section 4 Additional Amendments to Existing Term Loan Agreement. Upon the effectiveness of this Amendment, the parties hereto agree that the Existing Term Loan Agreement is amended as follows:

(a) Section 1.1 of the Existing Term Loan Agreement is hereby amended by amending and restating the following definitions in their entirety as follows:

“Capital Event” means (a) any transaction in which the Borrower, Guarantor, any Subsidiary of the Borrower, or any joint venture directly or indirectly owned by the Borrower or Guarantor, (i) refinances or incurs any Indebtedness, (ii) sells, transfers or otherwise disposes (including pursuant to a sale-leaseback transaction) of any property or asset, (iii) forms a joint venture, or (iv) issues private or public equity, stock or other financial instrument, (b) any casualty or other insured damage to, or any taking under power of eminent domain or by condemnation or similar proceeding of, any property or asset of the Borrower, Guarantor, any Subsidiary of the Borrower, or any joint venture directly or indirectly owned by the Borrower or Guarantor, or (c) any other transaction entered into for the purposes of generating cash to recapitalize the Borrower’s balance sheet, provided, that notwithstanding the foregoing, no Excluded Stimulus Transaction or the incurrence of Indebtedness pursuant to the 2020 Term Loan shall be a Capital Event.

“Net Cash Proceeds” means, with respect to any Capital Event by a Person, the aggregate amount of all cash received by such Person in respect of such Capital Event less (a) the repayment of any secured indebtedness attributable to the applicable Property, (b) legal fees, accountants fees, underwriting discounts and commissions and other customary fees and expenses actually incurred by or on behalf of such Person in connection with such Capital Event and paid or payable to a Person other than an Affiliate of such Person and (c) the amount of such cash that is used to prepay the 2020 Term Loan.

“Permitted Indebtedness” means Indebtedness comprised of (a) obligations under Derivatives Contracts entered into for the purposes of hedging risk and not for speculative purposes, (b) Indebtedness incurred in the ordinary course of business in connection with workers’ compensation, unemployment insurance and other social security legislation or in respect of surety and appeal bonds, performance bonds and other similar obligations, (c) obligations owing from a Borrower or a Guarantor to a Borrower or a Guarantor; (d) obligations owing from a Subsidiary that is not a Guarantor to a Subsidiary that is not a Guarantor; (e) Indebtedness arising in connection with the endorsement of instruments for deposit in the ordinary course of business; (f) non-recourse Indebtedness incurred in order to finance the payment of insurance premiums in the ordinary course of business; (g) Indebtedness incurred pursuant to one or more Excluded Stimulus Transactions, which does not, in the aggregate, exceed $25,000,000; or (h) Indebtedness incurred pursuant to the 2020 Term Loan, which does not, in the aggregate, exceed $30,000,000.

“Permitted Liens” means, with respect to any asset or property of a Person, (a)(i) Liens securing taxes, assessments and other charges or levies imposed by any Governmental Authority (excluding any Lien imposed pursuant to any of the provisions of ERISA or pursuant to any Environmental Laws) or (ii) the claims of materialmen, mechanics, carriers, warehousemen or landlords for labor, materials, supplies or rentals incurred in the ordinary course of business, which, in the case of both clauses (i) and (ii), are not at the time required to be paid or discharged under Section 7.7; (b) Liens consisting of deposits or pledges made, in the ordinary course of business, in connection with, or to secure payment of, obligations under workers’ compensation, unemployment insurance or similar Applicable Laws; (c) Liens consisting of encumbrances in the nature of zoning restrictions, easements, and rights or restrictions of record on the use of real property, which do not materially detract from the value of such property or impair the intended use thereof in the business of such Person; (d) the rights of tenants under leases or subleases not interfering with the ordinary conduct of business of such Person; (e) Liens in favor of the Administrative Agent for its benefit and the benefit of the Lenders and each Specified Derivatives Provider; (f) Liens securing judgments so long as the judgment it secures does not give rise to an Event of Default under Section 9.1(h); and (g) Liens on the 2020 Term Loan Collateral pursuant to the 2020 Term Loan Documents.

(b) Section 1.1 of the Existing Term Loan Agreement is amended by adding the following defined terms thereto in alphabetical order:

“2020 Term Loan” means that certain secured term loan advanced pursuant to the Credit Agreement, dated on or about the Seventh Amendment Effective Date, between the Borrower, Wells Fargo Bank, National Association, as Administrative Agent, and the financial institutions party thereto (the “2020 Term Loan Credit Agreement”) in an aggregate principal amount of up to $30,000,000.

“2020 Term Loan Collateral” means the collateral from time to time securing the 2020 Term Loan.

“2020 Term Loan Documents” means the 2020 Term Loan Credit Agreement and each mortgage, deed of trust, security agreement, pledge agreement and each other document or instrument executed and delivered by a loan party to the 2020 Term Loan in connection with 2020 Term Loan pursuant to the 2020 Term Loan Credit Agreement and defined therein as the “Loan Documents”.

“Seventh Amendment Effective Date” means July 27, 2020.

(c) Section 7.1(a)(i) of the Existing Term Loan Agreement is hereby amended by adding the following language at the end of such section:

“Notwithstanding the foregoing, during the Suspension Period, with respect to the Suspended Covenants only, the Compliance Certificates required under this Section 7.1(a) shall certify as to Borrower’s calculation of the Suspended Covenants (but not compliance therewith).”

(d) Section 8.4 of the Existing Term Loan Agreement is hereby amended to amend and restate clause (z) to read as follows:

“(z) this Section shall not apply to any applicable prohibitions contained in (1) any Loan Document, (2) the Existing Credit Agreement, (3) any 2020 Term Loan Documents or (4) any other agreement that evidences Unsecured Indebtedness which contains prohibitions on the actions described above that are not more restrictive than those prohibitions contained in the Loan Documents.”

(e) Section 9.1 of the Existing Term Loan Agreement is amended by adding the following as a new clause (n) thereto:

“(n) Default under 2020 Term Loan. An Event of Default (as defined in the 2020 Term Loan Documents) shall occur under any of the 2020 Term Loan Documents.”

Section 5 Additional Reporting. The Borrower and Parent agree to deliver to the Administrative Agent and the other Lenders, as applicable, any additional financial reports, statements or documents as and when required to be delivered to the administrative agent under and pursuant to the 2020 Term Loan Documents.

Section 6 Conditions Precedent. The effectiveness of this Amendment is subject to receipt by the Administrative Agent of each of the following, each in form and substance satisfactory to the Administrative Agent:

(a) a counterpart of this Amendment duly executed by the Borrower, the Administrative Agent and each of the Requisite Lenders;

(b) a Guarantor Acknowledgement substantially in the form of Annex A attached hereto, executed by each Guarantor;

(c) payment to each approving Lender and to each approving “Lender” under the term loan facility to PM Gallery LP, a Delaware limited partnership (the “PM Gallery Loan”), of an amendment fee equal to $15,000, provided that no Lender that is a party to the Term Loan Agreement, the Existing Credit Agreement, and the PM Gallery Loan shall receive more than a $15,000 fee in the aggregate; and

(d) evidence that all other fees, expenses and reimbursement amounts due and payable to the Administrative Agent and any of the Lenders, including, without limitation, the fees and expenses of counsel to the Administrative Agent, have been paid.

Section 7 Representations. Each Borrower represents and warrants to the Administrative Agent and the Lenders that:

(a) Authorization. Each Borrower has the right and power, and has taken all necessary action to authorize it, to execute and deliver this Amendment and the other Loan Documents to which such Borrower is a party and being executed and delivered in connection with this Amendment (together with this Amendment, collectively the “Amendment Documents”) and to perform its obligations under the Amendment Documents and under the Existing Term Loan Agreement, as amended by this Amendment, in accordance with their respective terms. Each Amendment Document has been duly executed and delivered by a duly authorized signatory of each Borrower or a general partner of such Borrower, as applicable and the Amendment Documents and the Existing Term Loan Agreement, as amended by this Amendment, are legal, valid and binding obligations of each Borrower and are enforceable against such Persons in accordance with their respective terms, except as the same may be limited by bankruptcy, insolvency, fraudulent conveyance and other similar laws affecting the rights of creditors generally and the availability of equitable remedies for the enforcement of certain obligations (other than the payment of principal) contained in the Amendment Documents or in the Term Loan Agreement may be limited by equitable principles generally.

(b) Compliance with Laws, etc. The execution and delivery by each Borrower of the Amendment Documents and the performance by each Borrower of the Amendment Documents and the Existing Term Loan Agreement, as amended by this Amendment, in accordance with their respective terms, do not and will not, by the passage of time, the giving of notice, or both: (i) require any Governmental Approval or violate any Applicable Law (including all Environmental Laws) relating to any Loan Party or any other Subsidiary; (ii) result in a breach of or constitute a default under the declaration of trust, certificate or articles of incorporation, bylaws, partnership agreement or other organizational documents of any Loan Party or any other Subsidiary, or any indenture, agreement or other instrument to which any Loan Party or any other Subsidiary is a party or by which it or any of its respective properties may be bound; or (iii) result in or require the creation or imposition of any Lien upon or with respect to any property now owned or hereafter acquired by any Loan Party or any other Subsidiary other than in favor of the Administrative Agent for the benefit of the Lenders.

(c) No Default. As of the date hereof, after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

Section 8 Reaffirmation of Representations. Each Borrower hereby certifies that as of the date hereof the representations and warranties made or deemed made by such Borrower to the Administrative Agent and the Lenders in the Term Loan Agreement and the other Loan Documents to which the Parent or such Borrower is a party are true and correct in all material respects (except in the case of a representation or warranty qualified by materiality, in which case such representation and warranty is true and correct in all respects) except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties were true and correct in all material respects (except in the case of a representation or warranty qualified by materiality, in which case, such representation or warranty was true and correct in all respects) on and as of such earlier date) and except for changes in factual circumstances not prohibited under the Loan Documents.

Section 9 Release of Claims.

(a) Each of the Borrower and the Parent hereby ratifies, reaffirms and acknowledges that the Loan Documents and this Amendment represent their valid, enforceable and collectible obligations, and that they have no existing claims, defenses (personal or otherwise) or rights of setoff with respect thereto. Each of the Borrower and the Parent hereby acknowledges and agrees that, through the Seventh Amendment Effective Date, each of the Administrative Agent and the Lenders has acted in good faith and has conducted itself in a commercially reasonable manner in its relationships with the Borrower, the Parent and Guarantor in connection with the Loans. Each of the Borrower and the Parent hereby releases Administrative Agent, Lenders, and their respective parent corporations, subsidiaries and affiliates, any holder of or participant in a Loan, and each of their respective present and former officers, directors, shareholders, representatives, consultants, attorneys, employees and agents thereof, and their respective heirs, personal representatives, successors and assigns (collectively, the “Released Parties”), from any and all claims, liabilities, damages, actions and causes of action of every nature or character (collectively, the “Claims”), known or unknown, direct or indirect, at law or in equity, for or because of any matter or things done, omitted or suffered to be done by any of the Released Parties prior to and including the Seventh Amendment Effective Date, relating to the Loans, the administration of the Loans, the Term Loan Agreement, any of the other Loan Documents or the modifications described in this Amendment

(b) In entering into this Amendment, each of the Borrower and the Parent has consulted with, and been represented by, legal counsel and expressly disclaims any reliance on any representations, acts or omissions by any of the Released Parties and hereby agrees and acknowledges that the validity and effectiveness of the releases set forth above do not depend in any way on any such representations, acts and/or omissions or the accuracy, completeness or validity hereof. The provisions of this Section 9 shall survive the termination of the Term Loan Agreement, the other Loan Documents, and the payment in full of the Obligations under the Term Loan Agreement.

Section 10 Certain References. Each reference to the Term Loan Agreement in any of the Loan Documents shall be deemed to be a reference to the Existing Term Loan Agreement as amended by this Amendment. This Amendment is a Loan Document.

Section 11 Expenses. The Borrower shall reimburse the Administrative Agent upon demand for all reasonable costs and expenses (including reasonable attorneys’ fees) incurred by the Administrative Agent in connection with the preparation, negotiation and execution of this Amendment and the other agreements and documents executed and delivered in connection herewith.

Section 12 Benefits. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

Section 13 GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF PENNSYLVANIA APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH COMMONWEALTH.

Section 14 Effect. Except as expressly herein amended, the terms and conditions of the Existing Term Loan Agreement and the other Loan Documents remain in full force and effect. The amendments contained herein shall be deemed to have prospective application only from the date as of which this Amendment is dated. The Existing Term Loan Agreement, as amended hereby, is hereby ratified and confirmed in all respects. Nothing in this Amendment shall limit, impair or constitute a waiver of the rights, powers or remedies available to the Administrative Agent or the Lenders under the Term Loan Agreement or any other Loan Document.

Section 15 Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original and shall be binding upon all parties, their successors and assigns.

Section 16 Definitions. All capitalized terms not otherwise defined herein are used herein with the respective definitions given them in the Term Loan Agreement.

[Signatures Appear on Following Page]

IN WITNESS WHEREOF, the parties hereto have caused this Seventh Amendment to Seven-Year Term Loan Agreement to be executed by their authorized officers all as of the day and year first above written.

PREIT ASSOCIATES, L.P.

By:	Pennsylvania Real Estate Investment Trust, its general partner

By:	/s/ Andrew Ioannou
Name:	Andrew Ioannou
Title:	Executive Vice President, Finance & Acquisitions and Treasurer

PREIT-RUBIN, INC.

By:	/s/ Andrew Ioannou
Name:	Andrew Ioannou
Title:	Executive Vice President-Finance & Acquisitions and Treasurer

PENNSYLVANIA REAL ESTATE INVESTMENT TRUST

By:	/s/ Andrew Ioannou
Name:	Andrew Ioannou
Title:	Executive Vice President, Finance & Acquisitions and Treasurer

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[Signature Page to Seventh Amendment to Seven-Year Term Loan Agreement

with PREIT Associates, L.P. et al.]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent and as a Lender

By:	/s/ Ryan Sansavera
Name:	Ryan Sansavera
Title:	Senior Vice President

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[Signature Page to Seventh Amendment to Seven-Year Term Loan Agreement

with PREIT Associates, L.P. et al.]

U.S. Bank National Association

By:	/s/ Nicholas V. Ocepek
Name:	Nicholas V. Ocepek
Title:	Senior Vice President

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[Signature Page to Seventh Amendment to Seven-Year Term Loan Agreement

with PREIT Associates, L.P. et al.]

CITIZENS BANK, N.A.

By:	/s/ Reginald S. Leese
Name:	Reginald S. Leese
Title:	Senior Vice President

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[Signature Page to Seventh Amendment to Seven-Year Term Loan Agreement

with PREIT Associates, L.P. et al.]

MANUFACTURERS AND TRADERS TRUST COMPANY

By:	/s/ Glenn L. Best
Name:	Glenn L. Best
Title:	Vice President

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[Signature Page to Seventh Amendment to Seven-Year Term Loan Agreement

with PREIT Associates, L.P. et al.]

TRUIST BANK, a North Carolina banking corporation formerly known as Branch Banking and Trust Company

By:	/s/ Mark L. Thomas
Name:	Mark L. Thomas
Title:	Senior Vice President

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[Signature Page to Seventh Amendment to Seven-Year Term Loan Agreement

with PREIT Associates, L.P. et al.]

JPMORGAN CHASE BANK, N.A.

By:	/s/ Dianne M. Stark
Name:	Dianne M. Stark
Title:	Authorized Officer

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[Signature Page to Seventh Amendment to Seven-Year Term Loan Agreement

with PREIT Associates, L.P. et al.]

PNC BANK, NATIONAL ASSOCIATION

By:	/s/ Shari L. Reams-Henofer
Name:	Shari L. Reams-Henofer
Title:	Senior Vice President

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[Signature Page to Seventh Amendment to Seven-Year Term Loan Agreement

with PREIT Associates, L.P. et al.]

ASSOCIATED BANK, NATIONAL ASSOCIATION

By:	/s/ Mitchell Vega
Name:	Mitchell Vega
Title:	Vice President

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Exhibit 10.1

ANNEX A

FORM OF GUARANTOR ACKNOWLEDGEMENT

THIS GUARANTOR ACKNOWLEDGEMENT dated as of July 27, 2020 (this “Acknowledgement”) executed by each of the undersigned (the “Guarantors”) in favor of Wells Fargo Bank, National Association, as Administrative Agent (the “Administrative Agent”), and each “Lender” a party to the Term Loan Agreement referred to below (the “Lenders”).

WHEREAS, PREIT Associates, L.P., a Delaware limited partnership (“PREIT”), PREIT-RUBIN, INC., a Pennsylvania corporation, PENNSYLVANIA REAL ESTATE INVESTMENT TRUST, a Pennsylvania business trust (the “Parent”; together with PREIT and PREIT-RUIBN each individually, a “Borrower” and collectively, the “Borrower”), the Lenders, the Administrative Agent and certain other parties have entered into that certain Seven-Year Term Loan Agreement dated as of January 8, 2014 (as amended, restated, supplemented or otherwise modified from time to time, the “Term Loan Agreement”);

WHEREAS, each of the Guarantors is a party to that certain Guaranty dated as of January 8, 2014 (as amended, restated, supplemented or otherwise modified from time to time, the “Guaranty”) pursuant to which they guarantied, among other things, the Borrower’s obligations under the Term Loan Agreement on the terms and conditions contained in the Guaranty;

WHEREAS, the Borrower, the Administrative Agent and the Lenders are to enter into a Seventh Amendment to Term Loan Agreement dated as of the date hereof (the “Amendment”), to amend the terms of the Term Loan Agreement on the terms and conditions contained therein; and

WHEREAS, it is a condition precedent to the effectiveness of the Amendment that the Guarantors execute and deliver this Acknowledgement.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto agree as follows:

Section 1. Reaffirmation. Each Guarantor hereby reaffirms its continuing obligations to the Administrative Agent and the Lenders under the Guaranty and agrees that the transactions contemplated by the Amendment shall not in any way affect the validity and enforceability of the Guaranty, or reduce, impair or discharge the obligations of such Guarantor thereunder.

Section 2. Governing Law. THIS ACKNOWLEDGEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF PENNSYLVANIA APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH COMMONWEALTH.

Section 3. Release of Claims.

(a) Guarantor hereby ratifies, reaffirms and acknowledges that the Guaranty represents its valid, enforceable and collectible obligations, and that it has no existing claims, defenses (personal or otherwise) or rights of setoff with respect thereto. Guarantor hereby acknowledges and agrees that, through the Seventh Amendment Effective Date, each of the Administrative Agent and the Lenders has acted in good faith and has conducted itself in a commercially reasonable manner in its relationships with the Borrower, the Parent and Guarantor in connection with the Loans. Guarantor hereby releases the Administrative Agent, Lenders, and their

Annex A

respective parent corporations, subsidiaries and affiliates, any holder of or participant in a Loan, and each of their respective present and former officers, directors, shareholders, representatives, consultants, attorneys, employees and agents thereof, and their respective heirs, personal representatives, successors and assigns (collectively, the “Released Parties”), from any and all claims, liabilities, damages, actions and causes of action of every nature or character (collectively, the “Claims”), known or unknown, direct or indirect, at law or in equity, for or because of any matter or things done, omitted or suffered to be done by any of the Released Parties prior to and including the Seventh Amendment Effective Date, relating to the Loans, the Guaranty, the administration of the Loans, the Term Loan Agreement, any of the other Loan Documents or the modifications described in the Amendment.

(b) In entering into this Acknowledgement, the Guarantor has consulted with, and been represented by, legal counsel and expressly disclaims any reliance on any representations, acts or omissions by any of the Released Parties and hereby agrees and acknowledges that the validity and effectiveness of the releases set forth above do not depend in any way on any such representations, acts and/or omissions or the accuracy, completeness or validity hereof. The provisions of this Section 3 shall survive the termination of the Term Loan Agreement, the other Loan Documents, and the payment in full of the Obligations under the Term Loan Agreement.

Section 4. Counterparts. This Acknowledgement may be executed in any number of counterparts, each of which shall be deemed to be an original and shall be binding upon all parties, their successors and assigns.

[Signatures Appear on Following Page]

Annex A – Guarantor Acknowledgement

IN WITNESS WHEREOF, each Guarantor has duly executed and delivered this Guarantor Acknowledgement as of the date and year first written above.

“GUARANTORS”

PR CHERRY HILL OFFICE GP, LLC
By:	PREIT Associates, L.P., sole member
BALA CYNWYD ASSOCIATES, L.P.
By:	PR Cherry Hill Office GP, LLC, general partner
	By:	PREIT Associates, L.P., sole member
PR MOORESTOWN ANCHOR-M, LLC
By:	PREIT Associates, L.P., sole member
PR MOORESTOWN LLC
By:	PREIT Associates, L.P., sole member
PR MOORESTOWN LIMITED PARTNERSHIP
By:	PR Moorestown LLC, general partner
	By:	PREIT Associates, L.P., sole member
MOORESTOWN MALL LLC
By:	PR Moorestown Limited Partnership, sole member
	By	PR Moorestown LLC, general partner
		By:	PREIT Associates, L.P., sole member
PLYMOUTH GROUND ASSOCIATES LLC
By:	PREIT Associates, L.P., sole member
PLYMOUTH GROUND ASSOCIATES LP
By:	Plymouth Ground Associates LLC, general partner
	By:	PREIT Associates, L.P., sole member
PR AEKI PLYMOUTH LLC
By:	PREIT Associates, L.P., sole member
PR AEKI PLYMOUTH, L.P.
By:	PR AEKI Plymouth LLC, general partner
	By:	PREIT Associates, L.P., sole member
PR BVM, LLC
By:	PREIT Associates, L.P., sole member
PR CUMBERLAND OUTPARCEL LLC
By:	PREIT Associates, L.P., sole member
PR VALLEY VIEW OP-DSG/CEC, LLC
By:	PREIT Associates, L.P., sole member
PR MOORESTOWN ANCHOR-L&T, LLC
By:	PREIT Associates, L.P., sole member

			By:	Pennsylvania Real Estate Investment Trust, general partner

			By:	/s/ Andrew Ioannou
			Name:	Andrew Ioannou
			Title:	Executive Vice President, Finance & Acquisitions and Treasurer

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Annex A – Guarantor Acknowledgement

PR EXTON LLC
By:	PREIT Associates, L.P., sole member
PR EXTON LIMITED PARTNERSHIP
By:	PR Exton LLC, general partner
	By:	PREIT Associates, L.P., sole member
PR EXTON OUTPARCEL GP, LLC
By:	PREIT Associates, L.P., sole member
PR EXTON OUTPARCEL HOLDINGS, LP
By:	PR Exton Outparcel GP, LLC, general partner
	By:	PREIT Associates, L.P., sole member
PR EXTON OUTPARCEL LIMITED PARTNERSHIP
By:	PR Exton Outparcel GP, LLC, general partner
	By:	PREIT Associates, L.P., sole member
XGP LLC
By:	PR Exton Limited Partnership, sole member
	By:	PR Exton LLC, general partner
		By:	PREIT Associates, L.P., sole member
PR EXTON SQUARE PROPERTY L.P.
By:	XGP LLC, general partner
	By:	PR Exton Limited Partnership, sole member
		By:	PR Exton LLC, general partner
			By:	PREIT Associates, L.P., sole member
PR FIN DELAWARE, LLC
By:	PREIT Associates, L.P., sole member
PR FINANCING II LLC
By:	PREIT Associates, L.P., sole member
PR FINANCING I LLC
By:	PREIT Associates, L.P., member and
By:	PR Financing II LLC, member
	By:	PREIT Associates, L.P., sole member
PR FINANCING LIMITED PARTNERSHIP,
By:	PR Financing I LLC, general partner
	By:	PREIT Associates, L.P., member and
	By:	PR Financing II, LLC, member
		By:	PREIT Associates, L.P., sole member
PR GAINESVILLE LLC
By:	PREIT Associates, L.P., sole member
PR GAINESVILLE LIMITED PARTNERSHIP
By:	PR Gainesville LLC, general partner
	By:	PREIT Associates, L.P., sole member

				By:	/s/ Andrew Ioannou
				Name:	Andrew Ioannou
				Title:	Executive Vice President, Finance & Acquisitions and Treasurer

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Annex A – Guarantor Acknowledgement

PR GV LLC
By:	PREIT Associates, L.P., sole member
PR GV LP
By:	PR GV LLC, general partner
	By:	PREIT Associates, L.P., sole member
PR PRINCE GEORGE’S PLAZA LCC
By:	PREIT Associates, L.P., sole member
PR HYATTSVILLE LLC
By:	PR Prince George’s Plaza LLC, general partner
	By:	PREIT Associates, L.P., sole member
PR JK LLC
By:	PREIT Associates, L.P., sole member
PR JACKSONVILLE LLC
By:	PREIT Associates, L.P. member and
By:	PR JK LLC, member
	By:	PREIT Associates, L.P., sole member
PR JACKSONVILLE LIMITED PARTNERSHIP
By:	PR Jacksonville LLC, general partner
	By:	PREIT Associates, L.P., member and
	By:	PR JK LLC, member
		By:	PREIT Associates, sole member
PR MAGNOLIA LLC
By:	PREIT Associates, L.P., sole member
PR VALLEY ANCHOR-S, LLC
By:	PREIT Associates, L.P., sole member
PR WOODLAND ANCHOR-S, LLC
By:	PREIT Services, LLC, manager
	By:	PREIT Associates, L.P., sole member

			By:	Pennsylvania Real Estate Investment Trust, general partner

			By:	/s/ Andrew Ioannou
			Name:	Andrew Ioannou
			Title:	Executive Vice President, Finance & Acquisitions and Treasurer

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Annex A – Guarantor Acknowledgement

PR PLYMOUTH ANCHOR-M, LLC
By:	PREIT Associates, L.P., sole member
PR PLYMOUTH ANCHOR-M, L.P.
By:	PR Plymouth Anchor-M, LLC, general partner
	By:	PREIT Associates, L.P., sole member
PR PM PC ASSOCIATES LLC
By:	PREIT Services, LLC, non-member manager
	By:	PREIT Associates, L.P., sole member
PR PLYMOUTH MEETING ASSOCIATES PC LP
By:	PR PM PC Associates LLC, general partner
	By:	PREIT Services, LLC, non-member manager
		By:	PREIT Associates, L.P., sole member
PR PLYMOUTH MEETING LLC
By:	PREIT Associates, L.P., sole member
PR PLYMOUTH MEETING LIMITED PARTNERSHIP
By:	PR Plymouth Meeting LLC, general partner
	By:	PREIT Associates, L.P., sole member
PR PM PC ASSOCIATES LP
By:	PR PM PC Associates LLC, general partner
	By:	PREIT Services, LLC, non-member manager
		By:	PREIT Associates, L.P., sole member

			By:	Pennsylvania Real Estate Investment Trust, general partner

			By:	/s/ Andrew Ioannou
			Name:	Andrew Ioannou
			Title:	Executive Vice President, Finance & Acquisitions and Treasurer

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Annex A – Guarantor Acknowledgement

PR SPRINGFIELD TOWN CENTER LLC
By:	PREIT Associates, L.P., sole member
PR SWEDES SQUARE LLC
By:	PREIT Associates, L.P., sole member
PR TP LLC
By:	PREIT Associates, L.P., sole member
PR TP LP
By:	PR TP LLC, general partner
		By:	PREIT Associates, L.P., sole member
PR VALLEY ANCHOR-M, LLC
By:	PREIT Associates, L.P., sole member
PR VALLEY ANCHOR-M LIMITED PARTNERSHIP
By:	PR Valley Anchor-M, LLC, general partner
	By:	PREIT Associates, L.P., sole member
PR VALLEY LLC
By:	PREIT Associates, L.P., sole member
PR VALLEY LIMITED PARTNERSHIP
By:	PR Valley LLC, its general partner
	By:	PREIT Associates, L.P., sole member
PR VALLEY VIEW ANCHOR-M, LLC
By:	PREIT Associates, L.P., sole member
PR VALLEY VIEW ANCHOR-M LIMITED PARTNERSHIP
By:	PR Valley View Anchor-M, LLC, its general partner
	By:	PREIT Associates, L.P., sole member

			By:	Pennsylvania Real Estate Investment Trust, general partner

			By:	/s/ Andrew Ioannou
			Name:	Andrew Ioannou
			Title:	Executive Vice President, Finance & Acquisitions and Treasurer

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Annex A – Guarantor Acknowledgement

PR MONROE OLD TRAIL, LLC
PR MONROE OLD TRAIL LIMITED PARTNERSHIP
	By:	PR Monroe Old Trail, LLC, general partner
PR MONROE OLD TRAIL HOLDINGS, LLC
PR MONROE OLD TRAIL HOLDINGS, L.P.
	By:	PR Monroe Old Trail Holdings, LLC, general partner
PR SUNRISE OUTPARCEL 2, LLC
PR VALLEY SOLAR LLC

	By:	PREIT – RUBIN, Inc., sole member

		By:	/s/ Andrew Ioannou
		Name:	Andrew Ioannou
		Title:	Executive Vice President-Finance & Acquisitions and Treasurer

PREIT – RUBIN, INC.

By:	/s/ Andrew Ioannou
Name:	Andrew Ioannou
Title:	Executive Vice President-Finance & Acquisitions and Treasurer

PREIT–RUBIN OP, INC.

By:	/s/ Andrew Ioannou
Name:	Andrew Ioannou
Title:	Executive Vice President and Assistant Treasurer

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Annex A – Guarantor Acknowledgement

PR CAPITAL CITY LIMITED PARTNERSHIP
By:	PR Capital City LLC, general partner
	By:	PREIT Associates, L.P., its member
	By:	PR CC II LLC, its member
		By:	PREIT Associates, L.P., its sole member
PR CC LIMITED PARTNERSHIP
By:	PR CC I LLC, general partner
	By:	PREIT Associates, L.P., its member
	By:	PR CC II LLC, its member
		By:	PREIT Associates, L.P., its sole member
PR CAPITAL CITY LLC
By:	PREIT Associates, L.P., its member
By:	PR CC II LLC, its member
	By:	PREIT Associates, L.P., its sole member
PR CC I LLC
By:	PREIT Associates, L.P., its member
By:	PR CC II LLC, its member
	By:	PREIT Associates, L.P., its sole member
PR CC II LLC
By:	PREIT Associates, L.P., its sole member

By: Pennsylvania Real Estate Investment Trust, its general partner

By:	/s/ Andrew Ioannou
Name:	Andrew Ioannou
Title:	Executive Vice President, Finance & Acquisitions and Treasurer

Address for Notices for all Guarantors:

c/o PREIT Associates, L.P.
2005 Market Street
Suite 1000
Philadelphia, PA 19103
Attention: Andrew Ioannou
Telephone:	(215) 875-0700
Telecopy:	(215) 546-7311

Annex A – Guarantor Acknowledgement